UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2014

 ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Commission File Number: 001-10212
2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On February 4, 2014, the Company reported its results for the fiscal quarter ended January 3, 2014. The Company’s press release, dated February 4, 2014, is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Earnings Press Release, dated February 4, 2014 issued by Anixter International Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

February 4, 2014	By:	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Press Release, dated February 4, 2014 issued by Anixter International Inc.